Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


Delaware Group Dividend and Income Fund, Inc.

Closed-End Income

2001 SEMI-ANNUAL REPORT

(Closed-End Income Artwork)

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

Your Fund's Investment Strategies

U.S. Common Stocks with Above-Average Yields
The Fund's management focuses on stocks that pay high dividends relative to their share price. Such high yields can point the Fund to strong companies whose stocks have capital appreciation potential. The dividend income from these stocks has the potential to add to total return.

Convertible Preferred Stocks and Bonds
The Fund invests in both convertible preferred stocks and convertible bonds. Both securities pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential but a low yield.

High-Yield Corporate Bonds
High-yield bonds, those rated BB or lower, have greater default risk than bonds with higher quality ratings, but provide a greater level of income to compensate investors for the additional risks. Prices of high-yield bonds tend to be less sensitive to changes in interest rates than higher rated bonds.

Leveraging
About $55 million (34%) of your Fund's assets were leveraged as of May 31, 2001. Leveraging is a tool that is generally not available to open-end mutual funds and one that can be an important contributor to your Fund's income and capital appreciation. Of course, there is no guarantee that the Fund will achieve its objective by using leveraging. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits of higher income.

Your Fund's Buyback Program
Your Fund's Board of Directors approved a share repurchase program in 1994 that authorizes Delaware Group Dividend and Income Fund, Inc. to purchase up to 10% of its outstanding shares on the floor of the New York Stock Exchange.
Through May 31, 2001, we did not make use of this option since we did not see this as the most effective way to add value to the portfolio.

Your Reinvestment Options
Delaware Group Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to reinvest dividends and shares are registered in your name, contact Mellon Investor Services, LLC at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial advisor.

TABLE OF CONTENTS
-----------------

Letter to Shareholders                                          1

Portfolio Management
Review                                                          3

Performance Summary                                             6

Financial Statements

  Statement of Net Assets                                       7

  Statement of Assets and
  Liabilities                                                  11

  Statement of Operations                                      12

  Statements of Changes
  in Net Assets                                                13

  Statement of Cash Flows                                      14

  Financial Highlights                                         15

  Notes to Financial
  Statements                                                   16

Delaware Group
Dividend and Income
Fund, Inc.'s Objective

To provide high current income, and secondarily, capital appreciation from U.S. stocks and high-yield bonds. Asset class concentration depends on the portfolio managers' assessment of each market's relative risks and rewards.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
(C)Delaware Distributors, L.P.

Dear Shareholder

June 1, 2001

Recap of Events -- For the past several months, Delaware Investments' Chief Investment Officer of Equities, Bill Dodge, has been telling investors that a large number of U.S. equities have reached attractive valuations following the extended downturn, and has been predicting stronger stock market performance. By the end of May 2001, it appeared that Bill's market calls were right on the money. At that point, U.S. stocks were finishing a two-month run of stronger performance that substantiated such bullish outlooks. Bill remains convinced that the Federal Reserve's interest rate cuts during the first part of 2001 will have a positive effect on the economy later this year, and that the worst is generally over for U.S. stocks.

During the spring, forecasts for the U.S. economy gradually began to brighten. Investors, hungry for any positive word on the economy, reacted with enthusiasm and the market set off on a run upward. The technology-heavy Nasdaq Composite Index, which suffered to a far greater extent than other prominent stock indexes during the prior year, ran up more than 40% between April 4 and May 22.

This performance hardly made up for the 70% decline the Nasdaq experienced since its March 2000 high. Still, the six-week rebound marked the fastest rise by any major U.S. stock index since the late summer of 1932, when the market began its swift ascent from the lows of the Great Depression (Source: Birinyi Associates).

In the high-yield bond market, performance remained volatile. This was especially so in the lower-rated telecommunications sector, which makes up a large part of the high-yield market, and which has experienced a significant slowdown. Still, as of May 31, 2001, the Merrill Lynch High Yield Bond Index had posted a 9.40% six-month gain, while high-yield mutual funds had seen inflows exceeding $7.6 billion year-to-date in 2001 (Source: AMG Data Services).

"WE THINK INVESTORS
HAVE PLENTY OF REASONS
TO BE OPTIMISTIC."

Total Return At Net Asset Value

                                                                    Premium (+)/
                                                                   Discount (-)
For the period ended May 31, 2001                     Six Months  as of 5/31/01
--------------------------------------------------------------------------------
Delaware Group Dividend and Income Fund, Inc.           +15.45%      +7.82%
--------------------------------------------------------------------------------
Lipper Closed-End Income and Preferred Stock Funds
   Average (11 funds)                                    +8.12%
Standard & Poor's 500 Index                              -3.90%
Merrill Lynch High Yield Bond Index                      +9.40%
--------------------------------------------------------------------------------
All performance shown above is at net asset value and assumes reinvestment of dividends and capital gains. Additional performance information can be found on page 6. The Fund's premium or discount is the amount by which the market price of its shares exceeds or is less than its NAV. The Lipper category represents the average returns of closed-end income and preferred stock mutual funds tracked by Lipper (Source: Lipper Inc.). The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Merrill Lynch High Yield Bond Index measures the performance of the U.S. high-yield bond market. You cannot invest directly in an index. Past performance does not guarantee future results.

Delaware Group Dividend and Income Fund, Inc. returned +15.45% (at net asset value with distributions reinvested) for the six-month period ended May 31, 2001. By comparison, the Lipper Closed-End Income and Preferred Stock Funds Average showed a 8.12% gain during the same period. Delaware Group Dividend and Income Fund, Inc. ranked first among the 11 funds calculated into the Lipper average. During the period, the S&P 500 Index, the benchmark for the equity portion of your Fund, lost 3.90%. The Merrill Lynch High Yield Bond Index, the benchmark for the fixed-income portion of your Fund, rose 9.40%.

Market Outlook -- In our opinion, stock market volatility is likely to remain over the next few months, but the long-term stock investing environment is generally quite attractive.

We think investors have plenty of reasons to be optimistic. The Fed's monetary policy is still accommodative and Congress has passed a federal tax cut. Perhaps most importantly, stock valuations appear much more reasonable than they were six months or one year ago. Overall, stock valuations have contracted to more attractive levels and we believe investment opportunities are emerging across a wide spectrum of industries.

We expect to see more weakness in corporate earnings reports during the second and third quarters of 2001. However, we believe that the Fed is achieving a soft landing for the economy and expect to see accelerated earnings growth later this year.

Investors have endured very challenging markets in recent times. Such stock market volatility often creates a need for rebalancing asset allocations. We encourage mutual fund investors to consult their financial advisors this summer to review their portfolios and their long-term investment objectives.

On the pages that follow, your Fund's managers discuss performance for the fiscal period. As always, thank you for remaining committed to Delaware Investments.

Sincerely,


/s/ Charles E. Haldeman, Jr.            /s/ David K. Downes
------------------------------------    ------------------------------
Charles E. Haldeman, Jr.                David K. Downes
Chairman,                               President and Chief Executive Officer,
Delaware Investments Family of Funds    Delaware Investments Family of Funds

PORTFOLIO MANAGEMENT REVIEW
---------------------------

Peter C. Andersen
Senior Portfolio Manager
Delaware Management Company

Damon J. Andres
Senior Portfolio Manager
Delaware Management Company

Nancy M. Crouse
Senior Portfolio Manager
Delaware Management Company

June 1, 2001

The Fund's Results
During the six months ended May 31, 2001, the U.S. economy continued to slow dramatically from its strong pace of one year ago. Earnings disappointments in the technology, media, and telecommunications sectors, and soaring energy prices, contributed to the slowdown. To help stimulate the economy, the Fed cut interest rates six times between January 3 and the end of our fiscal period.

Despite the challenging investment environment, your Fund posted a +15.45% return (at net asset value with distributions reinvested) for the sixth-month period ended May 31, 2001. For the period, the Fund ranked first out of 11 funds in its peer group, the Lipper Closed-End Income and Preferred Stock Funds class.

The Fund's strong performance can be attributed to careful security selection and a value-oriented investment discipline. We employ a bottom-up approach to select a blend of stocks and high-yield corporate bonds that we believe are undervalued relative to the market. During the six-month period, the Fund benefited from our holdings in high-yield corporate bonds and an overweight position versus our benchmark in cyclically sensitive areas such as basic materials, capital goods, and consumer cyclicals.

Portfolio Highlights
The strongest performing sectors during the six-month period included economically sensitive stocks, or cyclicals, which generally perform well in a low interest rate environment. Our commitment to cyclical stocks provided us with positive performance in the basic materials sector. Two holdings in particular produced attractive returns for the Fund -- aluminum manufacturers Alcan and Alcoa. We have since sold these stocks because we believe the companies have likely met their current earnings potential. Consumer cyclicals such as Carnival and Federated Department Stores performed favorably as a result of lower interest rates and continued strength in consumer spending. In the capital goods sector, industrial machinery giant Caterpillar and business technology provider Pitney Bowes also fared well.

The energy sector, not traditionally considered cyclical, also received a boost during the period by a continued rise in oil prices. Strong earnings from Chevron, Baker Hughes, and Conoco helped those stocks and strengthened your Fund's results.

We continued to hold a significant amount of REITs, which performed well over the past year. While the real estate sector is not immune to a weaker economy, REITs have remained attractive because the strong cash flows they are able to generate are generally upheld by the contractual nature of real estate. Despite corporate downsizings, companies may be obligated to pay for office space for the duration of a lease. As a result, REITs offer income, which helps the Fund in working toward its long-term goal of providing consistent income.

Holdings that detracted from performance during the period included Anheuser Busch, H.J. Heinz, and Bristol-Myers Squibb. Generally, the Fund's performance was negatively impacted by its holdings in consumer staples and consumer growth stocks. We believe poor performance in these sectors of the economy is a result of a shift toward rationalization in the marketplace. Quite simply, price-to-earnings multiples had far exceeded growth rates for many companies, and the result has been poor performance from some previously overvalued stocks in the marketplace.

During the six-month period, we increased the Fund's holdings in high-yield corporate bonds. A combination of price declines due to economic uncertainties and the sector's lower sensitivity to interest rates made these bonds attractive in our opinion. However, the high-yield market was extremely issue-selective during the period. Using stringent analysis of individual company fundamentals, we emphasized core names in the industrial sector, such as Amkor Technology and Charter Communications, a leading cable provider. At the same time, we maintained fewer holdings in telecommunications bonds than our benchmark because of continued weakness and a lack of improving fundamentals in the sector. Instead, we focused on high quality telecom issues such as Global Crossing and Nextel Communications, both of which benefited the Fund with their favorable performance.

In January 2001, Damon Andres and Nancy Crouse became co-lead managers for the equity portion of the Fund. Under their co-lead with Peter Andersen, the Fund remains committed to its research-driven strategy, focus on broad portfolio diversification and emphasis on value.

"DURING THE SIX-MONTH
PERIOD, WE INCREASED
THE FUND'S HOLDINGS
IN HIGH-YIELD
CORPORATE BONDS."

Outlook
The continued uncertainty about the economy has made it difficult to project earnings. In light of this, we remain cautious and have avoided sector bets. Instead we have focused on what we believe are fundamentally sound, core companies in both the equity and fixed-income sections of the Fund. Our conservative, bottom-up investment approach, along with intensive analysis, helps us select quality securities across sectors. We will continue to look to companies with consistent cash flows, and strive for broad diversification and low volatility. Because the Fund holds securities with both value and growth characteristics, we believe it offers investors an attractive way to diversify their portfolios while generating high current income over the long term.

FUND BASICS
-----------

As of May 31, 2001

Fund Objective
The Fund seeks to achieve high
current income and, secondarily,
capital appreciation.

Total Fund Net Assets
$163.03 million

Number of Holdings
150

Fund Start Date
March 26, 1993

Your Fund Managers
Peter C. Andersen received a Master's degree in finance from Harvard University and a Master's degree in Physics from Yale University. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Mr. Andersen is a Chartered Financial Analyst.

Damon J. Andres earned a bachelor's degree in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services with Cambridge Associates, Inc. in Arlington, Virginia. He is also co-manager of Delaware REIT Fund.

Nancy M. Crouse began her career in finance at Philadelphia National Bank. Before joining Delaware in 1993, she served as Vice President at CoreStates Investment Advisers, where she performed securities analysis and managed balanced portfolios. Ms. Crouse is a Chartered Financial Analyst.

NYSE Symbol
DDF

DELAWARE GROUP DIVIDEND AND
INCOME FUND, INC. PERFORMANCE
-----------------------------

Average Annual Total Returns
Through May 31, 2001                  Lifetime      Five Years     One Year
--------------------------------------------------------------------------------
At Market Price                        +9.43%         +8.82%        +31.14%
At Net Asset Value                    +10.15%         +8.76%        +13.45%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions. Shares of the Fund were initially offered with a sales charge of 6.0%. Performance since inception does not include the sales charge or any brokerage commissions for purchases made since inception. Past performance is not a guarantee of future results.

Market Price vs. Net Asset Value
May 31, 2000 to May 31, 2001

            Market Price  Net Asset Value
May '01        $13.65         $12.66
Apr '01        $13.6          $12.45
Mar '01        $13.25         $12.18
Feb '01        $13.6          $12.68
Jan '01        $14.05         $12.92
Dec '00        $11.75         $12.39
Nov '00        $11.875        $11.59
Oct '00        $12.625        $12.43
Sep '00        $12.4375       $12.6
Aug '00        $12.5625       $12.53
Jul '00        $12.125        $12.38
June '00       $11.625        $12.17
May '00        $11.6875       $12.53

Source: Bloomberg. Past performance is not a guarantee of future results.

Statement of Net Assets

DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
---------------------------------------------
                                                          Number of     Market
May 31, 2001 (Unaudited)                                   Shares       Value
--------------------------------------------------------------------------------
 Common Stock - 79.65%
 Aerospace & Defense - 0.71%
 Northrop ......................................          13,000     $ 1,153,880
                                                                     -----------
                                                                       1,153,880
                                                                     -----------
 Automobiles & Automotive Parts - 2.57%
 Dana ..........................................          75,000       1,614,000
 Ford Motor ....................................          64,682       1,575,007
 TRW ...........................................          23,000         997,280
                                                                     -----------
                                                                       4,186,287
                                                                     -----------
 Banking, Finance & Insurance - 8.21%
 Bank of America ...............................          43,000       2,547,750
 Bank One ......................................          60,000       2,376,000
 J.P. Morgan Chase .............................          37,000       1,818,550
 Keycorp .......................................          90,000       2,140,200
 Mellon Financial ..............................          33,000       1,512,060
 Wells Fargo ...................................          41,900       1,972,652
 XL Capital Limited Class A ....................          13,000       1,033,500
                                                                     -----------
                                                                      13,400,712
                                                                     -----------
 Business Services - 1.04%
+Cendant .......................................          88,111       1,689,969
                                                                     -----------
                                                                       1,689,969
                                                                     -----------
 Cable, Media & Publishing - 0.86%
 Gannett .......................................          21,100       1,398,508
                                                                     -----------
                                                                       1,398,508
                                                                     -----------
 Chemicals - 0.99%
 Dow Chemical ..................................          45,000       1,611,450
                                                                     -----------
                                                                       1,611,450
                                                                     -----------
 Computers & Technology - 1.85%
 International Business Machines ...............          10,000       1,118,000
 Pitney Bowes ..................................          40,000       1,581,600
 Xerox .........................................          32,000         317,120
                                                                     -----------
                                                                       3,016,720
                                                                     -----------
 Consumer Products - 4.80%
 Avon Products .................................          41,000       1,794,160
 Clorox ........................................          36,000       1,247,040
 Kimberly-Clark ................................          39,000       2,357,550
+Pactiv ........................................          40,000         550,000
 Procter & Gamble ..............................          29,100       1,869,384
                                                                     -----------
                                                                       7,818,134
                                                                     -----------
 Electronics & Electrical Equipment - 1.01%
 Raytheon ......................................           2,231          66,417
 Rockwell International ........................          18,000         846,000
 Thomas & Betts ................................          35,000         731,150
                                                                     -----------
                                                                       1,643,567
                                                                     -----------
 Energy - 4.35%
 Baker Hughes ..................................          27,000       1,063,800
 Chevron .......................................          28,000       2,689,400
 Conoco Class B ................................          50,000       1,560,000
 Exxon Mobil ...................................          20,000       1,775,000
                                                                     -----------
                                                                       7,088,200
                                                                     -----------
                                                          Number of     Market
                                                           Shares       Value
--------------------------------------------------------------------------------
Common Stock (continued)
Food, Beverage & Tobacco - 4.16%
Anheuser Busch ...................................         57,000     $2,508,000
Heinz (H.J.) .....................................         62,100      2,689,551
Pepsico ..........................................         35,500      1,588,980
                                                                      ----------
                                                                       6,786,531
                                                                      ----------
Healthcare & Pharmaceuticals - 3.26%
Abbott Laboratories ..............................         35,000      1,819,300
Bristol-Myers Squibb .............................         27,000      1,464,480
Schering-Plough ..................................         48,300      2,026,185
                                                                      ----------
                                                                       5,309,965
                                                                      ----------
Industrial Machinery - 3.14%
Caterpillar ......................................         32,000      1,733,120
Deere & Co. ......................................         57,000      2,129,520
Ingersoll-Rand ...................................         25,386      1,252,799
                                                                      ----------
                                                                       5,115,439
                                                                      ----------
Leisure, Lodging & Entertainment - 1.96%
Carnival .........................................         44,000      1,242,120
Starwood Hotels & Resorts Worldwide ..............         51,500      1,948,245
                                                                      ----------
                                                                       3,190,365
                                                                      ----------
Metals & Mining - 1.28%
Minnesota Mining and Manufacturing ...............         17,000      2,015,860
Rouge Industries Class A .........................         30,200         63,118
                                                                      ----------
                                                                       2,078,978
                                                                      ----------
Paper & Forest Products - 3.00%
Georgia-Pacific (Timber Group) ...................         68,700      2,212,140
International Paper ..............................         40,000      1,530,000
Weyerhaeuser .....................................         20,000      1,144,200
                                                                      ----------
                                                                       4,886,340
                                                                      ----------
Real Estate - 22.46%
AMB Property .....................................         84,000      2,074,800
Apartment Investment & Management ................         43,300      1,986,171
Archstone Communities ............................         75,000      1,878,000
AvalonBay Communities ............................         37,500      1,737,375
Camden Property Trust ............................         75,000      2,579,999
Capital Automotive ...............................         18,300        293,715
Chateau Communities ..............................         80,730      2,440,468
Duke-Weeks Realty ................................         87,000      2,032,320
Equity Office Properties Trust ...................         81,000      2,357,100
Glimcher Realty Trust ............................         41,600        689,312
Golf Trust of America ............................         56,000        431,200
Host Marriott ....................................        136,500      1,766,310
Liberty Property Trust ...........................         62,470      1,810,381
Macerich .........................................         41,000        958,580
MeriStar Hospitality .............................         56,000      1,279,600
Pan Pacific Retail Properties ....................         66,800      1,556,440
Pennsylvania Real Estate Investment Trust ........         47,600      1,092,420
Prentiss Properties Trust ........................        100,672      2,557,069
Public Storage ...................................         35,900        991,558
Reckson Associates Realty ........................         70,000      1,519,000

                                                          Number of     Market
Delaware Group Dividend and Income Fund, Inc.              Shares       Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Real Estate (continued)
 Reckson Associates Realty Class B ...........           17,520      $   404,712
 Simon Property Group ........................           92,500        2,508,600
 Sun Communities .............................           50,000        1,685,000
                                                                     -----------
                                                                      36,630,130
                                                                     -----------
 Retail - 1.65%
+Federated Department Stores .................           60,000        2,688,000
                                                                     -----------
                                                                       2,688,000
                                                                     -----------
 Telecommunications - 2.58%
 BellSouth ...................................           60,000        2,473,800
 Verizon Communications ......................           31,720        1,739,842
                                                                     -----------
                                                                       4,213,642
                                                                     -----------
 Transportation & Shipping - 4.14%
 Burlington Northern Santa Fe ................           42,000        1,304,940
 Norfolk Southern ............................          110,000        2,438,700
 Tidewater ...................................           20,000          938,200
 Union Pacific ...............................           36,000        2,070,000
                                                                     -----------
                                                                       6,751,840
                                                                     -----------
 Utilities - 5.63%
 Dominion Resources ..........................           25,000        1,657,500
 FPL Group ...................................           38,000        2,213,500
 General Public Utilities ....................           60,000        2,013,000
 PG&E ........................................           91,000        1,037,400
 Scottish Power ADR ..........................           22,040          638,058
 TXU .........................................           33,000        1,628,220
                                                                     -----------
                                                                       9,187,678
                                                                     -----------
 Total Common Stock
   (cost $129,863,925) .......................                       129,846,335
                                                                     -----------

 Convertible Preferred Stock - 7.67%
 Banking, Finance & Insurance - 3.61%
 National Australia Bank Units 7.875% ........           40,000        1,188,000
 Newell Financial Trust I 5.25% ..............           80,200        2,947,350
 Sovereign Capital Trust II 7.50% ............           27,000        1,755,000
                                                                     -----------
                                                                       5,890,350
                                                                     -----------
 Cable, Media & Publishing - 0.37%
 Metromedia International 7.25% ..............           37,900          596,925
                                                                     -----------
                                                                         596,925
                                                                     -----------
 Paper & Forest Products - 1.10%
 Georgia-Pacific PEPS Units 7.50% ............           45,000        1,786,050
                                                                     -----------
                                                                       1,786,050
                                                                     -----------
 Real Estate - 1.88%
 Crescent Real Estate 6.75% ..................           62,600        1,176,880
 General Growth Properties 7.25% .............           75,100        1,891,769
                                                                     -----------
                                                                       3,068,649
                                                                     -----------
 Transportation & Shipping - 0.71%
 Union Pacific Capital Trust 144A
   6.25% TIDES ...............................           23,900        1,165,125
                                                                     -----------
                                                                       1,165,125
                                                                     -----------
 Total Convertible Preferred Stock
   (cost $15,503,450) ........................                        12,507,099
                                                                     -----------

                                                          Number of     Market
                                                           Shares       Value
--------------------------------------------------------------------------------
Preferred Stock- 1.83%
Banking, Finance & Insurance - 1.47%
Credit Lyon Capital SCA 9.50% ..................         100,000     $ 2,401,953
                                                                     -----------
                                                                       2,401,953
                                                                     -----------
Cable, Media & Publishing - 0.36%
Granite Broadcasting 12.75% PIK ................          33,480         594,270
                                                                     -----------
                                                                         594,270
                                                                     -----------
Total Preferred Stock
  (cost $5,337,450) ............................                       2,996,223
                                                                     -----------

                                                      Principal
                                                        Amount
                                                      ---------
Convertible Bonds - 6.38%
Automobiles & Automotive Parts - 1.09%
MascoTech 4.50% 12/15/03 .......................     $ 1,800,000       1,458,000
Tower Automotive 5.00% 8/1/04 ..................         400,000         323,000
                                                                     -----------
                                                                       1,781,000
                                                                     -----------
Banking, Finance & Insurance - 0.25%
Bell Atlantic Financial 5.75% 4/1/03 ...........         400,000         400,023
                                                                     -----------
                                                                         400,023
                                                                     -----------
Industrial Machinery - 0.86%
Thermo Fibertek 4.50% 7/15/04 ..................       1,530,000       1,407,600
                                                                     -----------
                                                                       1,407,600
                                                                     -----------
Real Estate - 3.65%
IRT Property 7.30% 8/15/03 .....................       2,000,000       2,005,000
Malan Realty Investors 9.50% 7/15/04 ...........       2,300,000       2,047,045
MidAtlantic Realty 7.625% 9/15/03 ..............       1,500,000       1,899,375
                                                                     -----------
                                                                       5,951,420
                                                                     -----------
Telecommunications - 0.53%
Allied Riser 144A 7.50% 6/15/07 ................       1,475,000         440,656
Level 3 Communications 6.00% 3/15/10 ...........       1,250,000         417,188
                                                                     -----------
                                                                         857,844
                                                                     -----------
Total Convertible Bonds
  (cost $12,139,063) ...........................                      10,397,887
                                                                     -----------
Non-Convertible Bonds - 22.72%
Automobiles & Automotive Parts - 2.50%
American Axle & Manufacturing
  9.75% 3/1/09 .................................       2,500,000       2,531,250
Holley Performance Products
  12.25% 9/15/07 ...............................       1,000,000         502,500
Neff 10.25% 6/1/08 .............................       2,000,000       1,050,000
                                                                     -----------
                                                                       4,083,750
                                                                     -----------
Banking, Finance & Insurance - 0.95%
Midland Funding II Series A
  11.75% 7/23/05 ...............................       1,400,000       1,541,750
                                                                     -----------
                                                                       1,541,750
                                                                     -----------
Cable, Media & Publishing - 4.63%
Adelphia Communications
  9.375% 11/15/09 ..............................       1,000,000       1,000,000
  10.50% 7/15/04 ...............................         500,000         513,750

                                                       Principal       Market
Delaware Group Dividend and Income Fund, Inc.            Amount        Value
--------------------------------------------------------------------------------
 Non-Convertible Bonds (continued)
 Cable, Media & Publishing (continued)
 Canwest Media 144A 10.625% 5/15/11 ..............     $  200,000     $  205,250
 Charter Communications 8.625% 4/1/09 ............      1,900,000      1,824,000
 Granite Broadcasting 9.375% 12/1/05 .............      2,000,000      1,250,000
*Insight Communications 144A
   12.25% 2/15/11 ................................        750,000        436,875
 Mediacom 144A 9.50% 1/15/13 .....................        800,000        774,000
 NTL Communications Series B
   11.875% 10/1/10 ...............................      1,000,000        815,000
 Telewest Communications
   9.625% 10/1/06 ................................        800,000        736,000
                                                                      ----------
                                                                       7,554,875
                                                                      ----------
 Chemicals - 0.82%
 IMC Global 7.40% 11/1/02 ........................        200,000        193,186
 IMC Global 144A 10.875% 6/1/08 ..................        100,000        103,500
 Lyondell Chemical 10.875% 5/1/09 ................      1,000,000      1,042,500
                                                                      ----------
                                                                       1,339,186
                                                                      ----------
 Computers & Technology - 0.91%
 Exodus Communications
   11.625% 7/15/10 ...............................      1,500,000      1,005,000
 Mercury Interactive 144A 4.75% 7/1/07 ...........        550,000        478,500
                                                                      ----------
                                                                       1,483,500
                                                                      ----------
 Consumer Products - 0.58%
 Fedders North America 9.375% 8/15/07 ............      1,000,000        940,000
                                                                      ----------
                                                                         940,000
                                                                      ----------
 Electronics & Electrical Equipment - 0.62%
 Fairchild Semiconductor 144A
   10.50% 2/1/09 .................................      1,000,000      1,007,500
                                                                      ----------
                                                                       1,007,500
                                                                      ----------
 Food, Beverage & Tobacco - 0.29%
 Di Giorgio Series B 10.00% 6/15/07 ..............        500,000        480,000
                                                                      ----------
                                                                         480,000
                                                                      ----------
 Healthcare & Pharmaceuticals - 0.62%
 Davita 144A 9.25% 4/15/11 .......................        200,000        209,000
 Kinetic Concepts Series B
   9.625% 11/1/07 ................................        850,000        803,250
                                                                      ----------
                                                                       1,012,250
                                                                      ----------
 Industrial Machinery - 0.77%
 Alliance Laundry 9.625% 5/1/08 ..................      1,200,000        780,000
 Amkor Technology 144A 9.25% 2/15/08 .............        500,000        477,500
                                                                      ----------
                                                                       1,257,500
                                                                      ----------
 Leisure, Lodging & Entertainment - 0.88%
 Alliance Gaming Series B
   10.00% 8/1/07 .................................        450,000        438,750
 Bally Total Fitness Series D
   9.875% 10/15/07 ...............................      1,000,000        995,000
                                                                      ----------
                                                                       1,433,750
                                                                      ----------

                                                       Principal       Market
                                                         Amount        Value
--------------------------------------------------------------------------------
  Non-Convertible Bonds (continued)
  Metals & Mining - 0.35%
  Golden Northwest Aluminum
    12.00% 12/15/06 ............................     $ 1,000,000     $   575,000
                                                                     -----------
                                                                         575,000
                                                                     -----------
  Paper & Forest Products - 0.33%
  Gaylord Container Series B
    9.75% 6/15/07 ..............................         750,000         536,250
                                                                     -----------
                                                                         536,250
                                                                     -----------
  Retail - 0.53%
++Big V Supermarkets 11.00% 2/15/04 ............         450,000          92,250
  Buhrmann 12.25% 11/1/09 ......................         500,000         535,000
  Saks 7.25% 12/1/04 ...........................         250,000         238,125
                                                                     -----------
                                                                         865,375
                                                                     -----------
  Telecommunications - 6.84%
  360Networks 13.00% 5/1/08 ....................       1,000,000         115,000
  American Tower 144A 9.375% 2/1/09 ............         900,000         888,750
  Crown Castle International 144A
    9.375% 8/1/11 ..............................         395,000         387,100
  Global Crossing 9.125% 11/15/06 ..............         200,000         186,000
  Global Crossing 144A 8.70% 8/1/07 ............       2,000,000       1,800,000
  Intermedia Communication
    8.60% 6/1/08 ...............................       2,000,000       1,975,000
  Level 3 Communications
    9.125% 5/1/08 ..............................       1,000,000         625,000
  Metromedia Fiber 10.00% 11/15/08 .............       1,000,000         565,000
  Nextel Communications
    9.375% 11/15/09 ............................       2,000,000       1,625,000
  Nextel Communications 144A
    9.50% 2/1/11 ...............................       1,250,000       1,012,500
  Nextlink Communications
    10.75% 11/15/08 ............................       1,000,000         455,000
  Rural Cellular 9.625% 5/15/08 ................         700,000         675,500
  Williams Communications
    11.875% 8/1/10 .............................       1,500,000         832,500
                                                                     -----------
                                                                      11,142,350
                                                                     -----------
  Textiles, Apparel & Furniture - 0.78%
  Norton McNaughton 12.50% 6/1/05 ..............       1,000,000       1,196,250
++Pillowtex 9.00% 12/15/07 .....................       2,050,000          71,750
                                                                     -----------
                                                                       1,268,000
                                                                     -----------
  Utilities - 0.32%
  Sesi L.L.C. 144A 8.875% 5/15/11 ..............         500,000         515,000
                                                                     -----------
                                                                         515,000
                                                                     -----------
  Total Non-Convertible Bonds
    (cost $44,508,138) .........................                      37,036,036
                                                                     -----------

                                                       Principal       Market
Delaware Group Dividend and Income Fund, Inc.            Amount        Value
--------------------------------------------------------------------------------
   Short-Term Securities - 15.60%
 **U.S. Treasury Bills 3.705% 6/21/01 .........   $  25,480,000    $ 25,430,551
                                                                   ------------
   Total Short-Term Securities
     (cost $25,430,551) .......................                      25,430,551
                                                                   ------------

                                                      Number of
                                                        Shares
                                                      ---------
   Stock Warrants - 0.00%
   Mattress Discounters Warrants ..............           1,000             750
                                                                            ---
   Total Stock Warrants
     (cost $9,638) ............................                             750
                                                                            ===
   Total Market Value of Securities - 133.85%
     (cost $232,792,215) ......................                     218,214,881

***Liabilities Net of Receivables and
     Other Assets - (33.85%) ..................                     (55,185,872)
                                                                   ------------
   Net Assets Applicable to 12,876,300
     Shares ($0.01 par value)
     Outstanding; Equivalent to $12.66
     per Share - 100.00% ......................                   $ 163,029,009
                                                                  =============

--------------------------------------------------------------------------------
   Components of Net Assets at May 31, 2001:
   Common stock, $0.01 par value, 500,000,000
     shares authorized to the Fund ..................              $199,194,193
   Treasury stock, 1,430,700 shares, at cost ........               (17,411,619)
   Distributions in excess of net
     investment income ..............................                (4,724,829)
   Accumulated net realized gain
     on investments .................................                   548,598
   Net unrealized depreciation of investments .......               (14,577,334)
                                                                   ------------
   Total net assets .................................              $163,029,009
                                                                   ============

--------------
  +Non-income producing security for the period ended May 31, 2001.
  *Zero coupon bond as of May 31, 2001. The interest rate shown is the step-up rate.
 ++Non-income producing security. Security is currently in default.
 **U.S. Treasury bills are traded on a discount basis; the interest rate shown is the effective yield at the time of purchase by the Fund.
***Of this amount, $54,811,753 represents commercial paper payable at May 31, 2001. See Note 5 in "Notes to Financial Statements."

   Summary of Abbreviations
   ADR - American Depositary Receipts
   PEPS - Partial Equity Linked Securities
   PIK - Pay-in-Kind Stock
   TIDES - Term Income Deferred Equity Securities

                             See accompanying notes

Statement of Assets and Liabilities

May 31, 2001 (Unaudited)           Delaware Group Dividend and Income Fund, Inc.
--------------------------------------------------------------------------------
Assets:
Investments at market ........................................     $218,214,881
Cash .........................................................           99,689
Dividends and interest receivable ............................        1,905,783
Receivable for securities sold ...............................        2,700,099
                                                                   ------------
Total assets .................................................      222,920,452
                                                                   ------------

Liabilities:
Payable for securities purchased .............................        4,983,110
Commercial paper payable .....................................       54,811,753
Other accounts payable and accrued expenses ..................           96,580
                                                                   ------------
Total liabilities ............................................       59,891,443
                                                                   ------------

Total Net Assets .............................................     $163,029,009
                                                                   ============
Investments at Cost ..........................................     $232,792,215
                                                                   ============

                             See accompanying notes

Statement of Operations

Six Months Ended May 31, 2001 (Unaudited)           Delaware Group Dividend and Income Fund, Inc.
-------------------------------------------------------------------------------------------------
Investment Income:
Dividends ........................................................... $3,491,418
Interest ............................................................  2,840,176      $ 6,331,594
                                                                      ----------      -----------
Expenses:
Management fees .....................................................    588,236
Commercial paper fees ...............................................     63,000
Accounting and administration fees ..................................     53,476
Professional fees ...................................................     39,650
Reports to shareholders .............................................     36,940
Transfer agent fees .................................................     34,000
Directors' fees .....................................................      9,600
Taxes (other than taxes on income) ..................................      6,600
Custodian fees ......................................................      3,674
Other ...............................................................     39,392
                                                                      ----------
Total operating expenses (before interest expense) ..................                     874,568
Interest expense ....................................................                   1,581,436
                                                                                      -----------
Total operating expenses (after interest expense) ...................                   2,456,004

Less expenses paid indirectly .......................................                      (5,402)
                                                                                      -----------
Total expenses ......................................................                   2,450,602
                                                                                      -----------

Net Investment Income ...............................................                   3,880,992
                                                                                      -----------

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments ....................................                     556,479
Net change in unrealized appreciation/depreciation of investments ...                  18,956,444
                                                                                      -----------

Net Realized and Unrealized Gain on Investments .....................                  19,512,923
                                                                                      -----------

Net Increase In Net Assets Resulting from Operations ................                 $23,393,915
                                                                                      ===========

                             See accompanying notes

Statements of Changes in Net Assets

                                                    Delaware Group Dividend and Income Fund, Inc.
-------------------------------------------------------------------------------------------------
                                                                 Six Months             Year
                                                                   Ended               Ended
                                                                  5/31/01             11/30/00
                                                                (Unaudited)
Operations:
Net investment income .......................................  $  3,880,992        $  11,043,082
Net realized gain on investments ............................       556,479            8,295,331
Net change in unrealized appreciation/depreciation
  of investments ............................................    18,956,444          (18,053,128)
                                                               ---------------------------------
Net increase in net assets resulting from operations ........    23,393,915            1,285,285
                                                               ---------------------------------

Dividends and Distributions To Shareholders From:
Net investment income .......................................    (8,605,821)         (11,043,082)
Net realized gains on investments ...........................    (1,051,565)          (7,759,203)
Return of capital ...........................................            --           (1,764,053)
                                                               ---------------------------------
                                                                 (9,657,386)         (20,566,338)
                                                               ---------------------------------

Capital Share Transactions:
Cost of shares repurchased ..................................            --          (17,411,619)
                                                               ---------------------------------
Decrease in net assets derived from capital share
  transactions ..............................................            --          (17,411,619)
                                                               ---------------------------------

Net Increase (Decrease) In Net Assets .......................    13,736,529          (36,692,672)
Net Assets:
Beginning of period .........................................   149,292,480          185,985,152
                                                               ---------------------------------
End of period ...............................................  $163,029,009         $149,292,480
                                                               =================================

                             See accompanying notes

Statement of Cash Flows

Six Months Ended May 31, 2001 (Unaudited)                           Delaware Group Dividend and Income Fund, Inc.
-----------------------------------------------------------------------------------------------------------------
Net Cash Provided by Operating Activities:
Net increase in net assets resulting from operations ..............................................  $ 23,393,915
                                                                                                     ------------
Adjustments to reconcile net increase in net assets from operations to cash provided by operating activities:
  Amortization of discount on securities purchased ................................................      (285,070)
  Net proceeds from investment transactions .......................................................     4,420,604
  Net realized gain from security transactions ....................................................      (556,479)
  Change in net unrealized appreciation/depreciation ..............................................   (18,956,444)
  Decrease in receivable for investments sold .....................................................    10,448,072
  Decrease in interest and dividends receivable ...................................................       412,562
  Decrease in payable for investments purchased ...................................................    (9,312,878)
  Increase in interest payable ....................................................................       229,708
  Decrease in accrued expenses and other liabilities ..............................................       (88,027)
                                                                                                     ------------
  Total adjustments ...............................................................................   (13,687,952)
                                                                                                     ------------
Net cash provided by operating activities .........................................................     9,705,963
                                                                                                     ------------

Cash Flows Used for Financing Activities:
Cash provided by issuance of commercial paper .....................................................   108,696,327
Cash used to liquidate commercial paper ...........................................................  (108,648,271)
Cash dividends paid ...............................................................................    (9,657,386)
                                                                                                     ------------
Net cash used for financing activities ............................................................    (9,609,330)
                                                                                                     ------------
Net increase in cash ..............................................................................        96,633
Cash at beginning of period .......................................................................         3,056
                                                                                                     ------------
Cash at end of period .............................................................................  $     99,689
                                                                                                     ============
Cash paid for interest ............................................................................  $  1,351,728
                                                                                                     ============

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Group Dividend and Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                                Ended                             Year Ended
                                                              5/31/01(3)  11/30/00     11/30/99    11/30/98     11/30/97   11/30/96
                                                             (Unaudited)
Net asset value, beginning of period ........................  $11.590     $13.000      $16.230     $18.010      $15.420    $14.010

Income (loss) from investment operations:
  Net investment income .....................................    0.301       0.803        0.939       1.020        1.010      1.070
  Net realized and unrealized gain (loss) on investments ....    1.519      (0.713)      (1.914)     (0.890)       3.080      1.840
                                                               --------------------------------------------------------------------
  Total from investment operations ..........................    1.820       0.090       (0.975)      0.130        4.090      2.910
                                                               --------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ......................   (0.670)     (0.803)      (0.939)     (1.020)      (1.010)    (1.090)
  Distributions from net realized gains on investments ......   (0.080)     (0.560)      (1.316)     (0.890)      (0.490)    (0.410)
  Return of capital .........................................       --      (0.137)          --          --           --         --
                                                               --------------------------------------------------------------------
  Total dividends and distributions .........................   (0.750)     (1.500)      (2.255)     (1.910)      (1.500)    (1.500)
                                                               --------------------------------------------------------------------

Net asset value, end of period ..............................  $12.660     $11.590      $13.000     $16.230      $18.010    $15.420
                                                               ====================================================================
Market value, end of period .................................  $13.650     $11.875      $11.250     $17.630      $18.060    $16.630
                                                               ====================================================================

Total return based on:(1)
  Market value ..............................................   21.50%      19.78%      (26.53%)      8.30%       18.34%     30.67%
  Net asset value ...........................................   15.45%       1.17%       (7.80%)     (0.12%)      27.22%     21.11%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................... $163,029    $149,292     $185,985    $232,269     $257,651   $220,566
  Ratio of total operating expenses to average
    net assets ..............................................    3.08%       3.02%        2.34%       2.22%        2.32%      2.59%
  Ratio of total operating expenses to adjusted average
    net assets (before interest expense)2 ...................    0.81%       0.71%        0.77%       0.80%        0.82%      0.87%
  Ratio of interest expense to adjusted average
    net assets(2) ...........................................    1.48%       1.58%        1.08%       1.02%        1.06%      1.17%
  Ratio of net investment income to average net assets ......    4.88%       6.45%        6.34%       5.91%        6.10%      7.38%
  Ratio of net investment income to average net assets
    prior to expenses paid indirectly .......................    4.88%       6.45%        6.33%       5.91%        6.10%      7.38%
  Ratio of net investment income to adjusted average
    net assets(2) ...........................................    3.63%       4.88%        5.03%       4.84%        4.93%      5.80%
  Portfolio turnover ........................................      54%         47%          55%         46%          74%        69%

Leverage analysis:
  Debt outstanding at end of period (000 omitted) ...........  $55,000     $55,000      $55,000     $55,000      $55,000    $55,000
  Average daily balance of debt outstanding
    (000 omitted) ...........................................  $54,668     $54,463      $54,567     $54,555      $54,631    $54,641
  Average daily balance of shares outstanding
    (000 omitted) ...........................................   12,876      13,744       14,307      14,307       14,307     14,307
  Average debt per share ....................................   $4.246      $3.963       $3.814      $3.813       $3.818     $3.820

---------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Adjusted net assets excludes debt outstanding.
(3) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Notes to Financial Statements

Six Months Ended May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Dividend and Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's shares trade on the New York Stock Exchange.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Distributions -- In December 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions at an annual rate of not less than $1.50 per share and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains and, if necessary, a return of capital.

Borrowings -- The Fund issues short-term commercial paper at a discount from par. The discount is amortized as interest expense over the life of the commercial paper using the straight-line method (See Note 5).

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,828 for the period ended May 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended May 31, 2001 were approximately $3,574. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with
   Affiliates:
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.55% which is calculated daily based on the adjusted average weekly net assets.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly assets does not include the commercial paper liability.

At May 31, 2001, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC ................ $99,464
Dividend disbursing, transfer agent fees,
   accounting and other expenses payable
   to DSC ............................................... $47,222
Other expenses payable to DMC and affiliates ............ $ 2,093

Certain officers of DMC and DSC are officers and/or directors of the Fund. These officers and/or directors are paid no compensation by the Fund.

--------------------------------------------------------------------------------
3. Investments
For the six months ended May 31, 2001, the Fund made purchases of $55,610,711 and sales of $76,938,232 of investment securities other than U.S. government securities and short-term investments.

At May 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At May 31, 2001, the cost of investments was $232,792,215. At May 31, 2001, the unrealized depreciation was $14,577,334 of which $15,806,346 related to unrealized appreciation of investments and $30,383,680 related to unrealized depreciation of investments.

4. Capital Stock
The Fund did not repurchase any shares under the Share Repurchase Program during the period ended May 31, 2001.

Shares issuable under the Fund's dividend investment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market.

For the period ended May 31, 2001 the Fund did not have any transactions in common shares.

5. Commercial Paper
As of May 31, 2001, $55,000,000 of commercial paper was outstanding with an amortized cost of $54,811,753. The weighted average discount rate of commercial paper outstanding at May 31, 2001, was 4.67%. The average daily balance of commercial paper outstanding during the period ended May 31, 2001, was $54,668,037 at a weighted discount rate of 5.72%. The maximum amount of commercial paper outstanding at any time during the period was $55,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with J.P. Morgan Chase for $30,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.15% per annum on the unused balance. During the period ended May 31, 2001, there were no borrowings under this arrangement.

6. Credit and Market Risks
The Fund may invest in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

Proxy Results
During the year ended November 30, 2000, The Delaware Group Dividend and Income Fund shareholders voted on the following proposals at the annual meeting of shareholders on November 2, 2000. The description of each proposal and number of shares voted are as follows.

1. To elect the following nominees as Directors of the Fund:

                                             Shares              Shares Voted
                                            Voted For         Withheld Authority
Wayne A. Stork                              8,937,224               117,676
David K. Downes                             8,944,424               110,476
Walter P. Babich                            8,927,611               127,289
John H. Durham                              8,943,140               111,760
Anthony D. Knerr                            8,942,168               112,732
Ann R. Leven                                8,938,130               116,770
Thomas F. Madison                           8,939,313               115,587
Charles E. Peck                             8,926,946               127,954
Janet L. Yeomans                            8,936,617               118,283

2. To ratify the selection of Ernst & Young LLP as Independent Auditors for the
Fund:

               Shares                Shares              Shares
              Voted For           Voted Against          Abstain
              8,918,153              41,433              95,314

                                               DDF
Delaware                                       Listed
Investments(SM)                                NYSE
--------------------------------------         The New York Stock Exchange
A member of Lincoln Financial Group(R)



Registrar and Stock Transfer Agent
Mellon Investor Services, LLC
P.O. Box 590
Ridgefield Park, NJ
800 851-9677

For Securities Dealers
800 362-7500

For Financial Institutions
Representatives Only
800 659-2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware Group Dividend and Income Fund, Inc. shareholders. The return and principal value of an investment in the Fund will fluctuate so that shares, when resold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock on the open market at market prices.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                         Thomas F. Madison+                            Michael P. Bishof
                                          President and Chief Executive Officer         Senior Vice President/Treasurer
Charles E. Haldeman, Jr.                  MLM Partners, Inc.
Chairman                                  Minneapolis, MN                               Lisa O. Brinkley
Delaware Investments Family of Funds                                                    Senior Vice President/Compliance Director
Philadelphia, PA                          Janet L. Yeomans
                                          Vice President and Treasurer                  Richelle S. Maestro
Walter P. Babich                          3M Corporation                                Senior Vice President/Deputy General
Board Chairman                            St. Paul, MN                                  Counsel/Secretary
Citadel Constructors, Inc.
King of Prussia, PA                                                                     John J. O'Connor
                                          AFFILIATED OFFICERS                           Senior Vice President/Assistant Treasurer
David K. Downes
President and Chief Executive Officer     Richard J. Flannery                           Investment Manager
Delaware Investments Family of Funds      President and Chief Executive Counsel         Delaware Management Company
Philadelphia, PA                          Delaware Distributors, L.P.                   Philadelphia, PA
                                          Philadelphia, PA
John H. Durham                                                                          International Affiliate
Private Investor                          William E. Dodge                              Delaware International Advisers Ltd.
Horsham, PA                               Executive Vice President/                     London, England
                                          Chief Investment Officer, Equity
John A. Fry                               Delaware Investments Family of Funds          Principal Office of the Fund
Executive Vice President                  Philadelphia, PA                              1818 Market Street
University of Pennsylvania                                                              Philadelphia, PA 19103-3682
Philadelphia, PA                          Jude T. Driscoll
                                          Executive Vice President/                     Independent Auditors
Anthony D. Knerr                          Head of Fixed Income                          Ernst & Young LLP
Consultant                                Delaware Investments Family of Funds          2001 Market Street
Anthony Knerr & Associates                Philadelphia, PA                              Philadelphia, PA
New York, NY
                                          Joseph H. Hastings
Ann R. Leven+                             Senior Vice President/Corporate Controller
Former Treasurer
National Gallery of Art
Washington, DC

+ Audit Committee Member

(4794)                                                        Printed in the USA
SA-DDF [5/01] CG 7/01   Recordholders as of May 31, 2001: 540              J7222